UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 9, 2017

Rockwell Medical, Inc.

(Exact name of Registrant as Specified in Charter)

Michigan	000-23661	38-3317208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30142 Wixom Road, Wixom, Michigan	48393
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (248) 960-9009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On May 9, 2017, the Company issued a press release announcing its financial results for the quarter ended March 31, 2017.  A transcript of the related earnings call/webcast held on May 9, 2017, discussing its financial results for the quarter ended March 31, 2017, is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are furnished with this Form 8-K:

Exhibit	Description

99.1	Press Release dated May 9, 2017 (filed with original Form 8-K and incorporated by reference)
99.2	Earnings Call Transcript dated May 9, 2017 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL, INC.

Date: May 10, 2017	By:	/s/ Thomas E. Klema
Thomas E. Klema
Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Press Release dated May 9, 2017 (filed with original Form 8-K and incorporated by reference)
99.2	Earnings Call Transcript dated May 9, 2017 (filed herewith)